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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 15, 2003

                           AUTHENTIDATE HOLDING CORP.
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               (Exact name of Registrant as specified in charter)


       Delaware                         0-20190                  14-1673067
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(State or other jurisdic-             (Commission               (IRS Employer
 tion of incorporation)               File Number)           Identification No.)


       2165 Technology Drive, Schenectady, New York                12308
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (518) 346-7799



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         (Former name or former address, if changed since last report.)


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ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On May 16, 2003, Authentidate Holding Corp. (the "Registrant"), issued the press release appearing as Exhibit 99.2 to this Report on Form 8-K regarding the execution of certain Letters of Intent pertaining to a proposed private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Regulation D, promulgated thereunder.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press release issued by Authentidate Holding Corp. dated May
                  15, 2003.

99.2              Press release issued by Authentidate Holding Corp. dated May
                  16, 2003.

ITEM 9: REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On May 15, 2003, Authentidate Holding Corp. (the "Registrant") issued a press release announcing results for the fiscal quarter ended March 31, 2003. A copy of the press release is attached as exhibit 99.1. The information in this report shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2003                               AUTHENTIDATE HOLDING CORP.
                                                  (Registrant)

                                                  By /s/ Dennis H. Bunt
                                                     ---------------------------
                                                  Dennis H. Bunt
                                                  Chief Financial Officer


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